UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2026

TANGO THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39485	85-1195036
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Brookline Ave., Suite 901 Boston, MA	02215
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 857-320-4900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TNGX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Separation Agreement

As previously announced, on April 10, 2026, the board of directors (the “Board”) of Tango Therapeutics, Inc. (the “Company”) determined that Daniella Beckman will no longer serve as the Company’s Chief Financial Officer, principal accounting officer and principal financial officer, effective as of April 15, 2026.

In connection with Ms. Beckman’s separation, on May 7, 2026, the Company and Ms. Beckman entered into a Separation Agreement and Release (the “Separation Agreement”). Pursuant to the terms of the Separation Agreement and to the terms of that certain Employment Agreement by and between the Company and Ms. Beckman, the Company has agreed to provide certain benefits to Ms. Beckman, including the following: (i) twelve months of severance pay at Ms. Beckman’s current base salary, paid out in substantially equal installments over 12 months and (ii) reimbursement for any monthly COBRA premium payments for up to 12 months. The Company also agreed to accelerate the vesting of such number of Ms. Beckman’s outstanding option and restricted stock unit awards that would have otherwise vested had Ms. Beckman remained in continuation of her service with the Company for an additional twenty-four months following May 1, 2026, Ms. Beckman’s last day of employment with the Company. In addition, the Company agreed to extend the post-termination exercise period for any of Ms. Beckman’s vested stock options as of the date of the Separation Agreement through August 31, 2026.

In order to receive the foregoing benefits, Ms. Beckman executed a general release in favor of the Company.

The foregoing description of the terms and conditions of the Separation Agreement does not purport to be complete and is qualified in its entirety by the Separation Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Separation Agreement, dated as of May 7, 2026 by and between the Company and Daniella Beckman.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Tango Therapeutics, Inc.

Date: May 8, 2026	/s/ Malte Peters
Malte Peters, M.D.
President and Chief Executive Officer